The Sentinel Funds

Class A, Class C, Class S and Class I

Supplement dated March 15, 2013

to the Prospectus dated March 29, 2012, as supplemented June 30, 2012,

as further supplemented to date

Sentinel Small Company, Mid Cap, Mid Cap II and Sustainable Mid Cap Opportunities Funds – New Portfolio Management Team

Effective March 30, 2013, the portfolio management team of the Sentinel Small Company, Mid Cap, Mid Cap II and Sustainable Mid Cap Opportunities Funds will consist of Jason Ronovech and Carole Hersam.  Christian Thwaites, Daniel Manion and Hilary Roper will no longer serve on the portfolio management team of these four Funds.

Mr. Ronovech joined Sentinel Asset Management, Inc. (“Sentinel”) in March 2013.  Prior to joining Sentinel, Mr. Ronovech was a portfolio manager with Paradigm Capital Management, co-managing their small cap and smid cap portfolios.  Mr. Ronovech holds the Chartered Financial Analyst designation.  Ms. Hersam joined Sentinel in 2000, and holds the Chartered Financial Analyst designation.  Ms. Hersam is currently a portfolio manager of these four Funds.

Mr. Ronovech will be lead manager and Ms. Hersam will be co-manager of the Sentinel Small Company, Mid Cap and Mid Cap II Funds.  Ms. Hersam will be lead manager and Mr. Ronovech will be co-manager of the Sentinel Sustainable Mid Cap Opportunities Fund.

Sentinel Growth Leaders Fund – New Portfolio Management Team

Effective March 30, 2013, the portfolio management team of the Sentinel Growth Leaders Fund will consist of Jason Wulff and Hilary Roper.  Mr. Wulff, who will be lead manager of the Fund, has been employed by Sentinel Asset Management, Inc. (“Sentinel”) since 2007 as an equity analyst.  He holds the Chartered Financial Analyst designation.  Ms. Roper, who will be co-manager of the Fund, has been employed by Sentinel since 1998.  She holds the Chartered Financial Analyst designation and is co-manager of the Sentinel Common Stock Fund.

With the new management team, the Fund’s portfolio will continue to be non-diversified.  However, it is anticipated that the number of holdings in the portfolio will increase, and will generally consist of between 30-40 securities.  In addition, effective with the management team change, the Fund will be able to invest without limitation in securities of foreign issuers.  However, the Fund will continue to typically focus on securities of U.S. companies.

Sentinel Conservative Strategies Fund – New Lead Manager

Effective March 30, 2013, Jason Doiron, Head of Fixed Income and Derivatives at Sentinel Asset Management, Inc. (“Sentinel”) and co-manager of the Sentinel Conservative Strategies Fund, will be lead manager of the Fund, overseeing the Fund’s asset allocation process.  Mr. Doiron has been employed by Sentinel since 2008 and has been co-manager of the Fund since 2009.  David Brownlee, Daniel Manion, Katherine Schapiro and Christian Thwaites will remain on the Fund with Mr. Doiron as co-managers.

Reorganization of the Sentinel Mid Cap II Fund into the Sentinel Mid Cap Fund

The Registration Statement on Form N-14 filed with the Securities and Exchange Commission (the “Commission”) relating to the reorganization (the “Reorganization”) of the Sentinel Mid Cap II Fund (the “Mid Cap II Fund”), a series of Sentinel Group Funds, Inc. (the “Corporation”), into the Sentinel Mid Cap Fund (the “Mid Cap Fund”), also a series of the Corporation (the Mid Cap II Fund and the Mid Cap Fund are referred to together as the “Funds”) was declared effective by the Commission on February 25, 2013.  The two Funds pursue substantially similar investment objectives and investment strategies.

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The Reorganization does NOT require shareholder approval.

Under the terms of the Reorganization, the Mid Cap II Fund will transfer substantially all of its assets and substantially all of its liabilities to the Mid Cap Fund in exchange for newly-issued shares of the Mid Cap Fund.  Immediately after receiving the Mid Cap Fund shares, the Mid Cap II Fund will distribute these shares to its shareholders in the liquidation of the Mid Cap II Fund.  Mid Cap II Fund shareholders will receive the same class of shares of the Mid Cap Fund with an aggregate net asset value equal to the aggregate net asset value of the Mid Cap II Fund shares they held immediately prior to the Reorganization.

A Combined Information Statement and Prospectus providing more information about the Reorganization and the Mid Cap Fund has been sent to shareholders of the Mid Cap II Fund.

The Reorganization will be consummated at the close of business on April 12, 2013.